                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

               PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES
           EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT
                 REPORTED) NOVEMBER 13, 2001 (NOVEMBER 8, 2001)



                           AREA BANCSHARES CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Kentucky                       0-26032                    61-0902343
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(State or other            (Commission File Number)          (IRS Employer
jurisdiction of                                            Identification No.)
 incorporation)



230 Frederica Street, Owensboro, Kentucky                              42301
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(Address of principal executive office)                              (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                     --------------




                                 Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)








                     The Current Report consists of 7 pages.
                     The exhibit index is located on page 4.




                                       1
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Item 5.  Other Events

On November 8, 2001, BB&T Corporation announced plans to buy AREA Bancshares Corporation in a $450.6 million stock swap. The exchange will be fixed at 0.55 of a share of BB&T Corporation stock for each AREA Bancshares share.

A copy of the press release is attached hereto as Exhibit 99-1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits

                    Exhibit No.                  Description
                    -----------                  -----------

                         99-1          Press release dated November 8, 2001



































                                       2
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AREA Bancshares Corporation



DATE:  November 13, 2001            By: /s/ Edward J. Vega
                                        ----------------------------------------
                                        Edward J. Vega
                                        Senior Vice President &
                                        Chief Financial Officer












                                       3
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                                INDEX TO EXHIBITS


Exhibit Number               Exhibit Description                      Page
--------------               -------------------                      ----

     99-1          Press release dated November 8, 2001                1














































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